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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              ---------------------

                         Date of report: March 29, 2001
                        (Date of earliest event reported)



                              CYBEROPTICLABS, INC.
             (Exact name of Registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


      33-23473                                                   2917728
(Commission File No.)                                       (I.R.S. Employer
                                                            Identification No.)


                               509 Westport Avenue
                           Norwalk, Connecticut 06851
               (Address of principal executive offices; zip code)

                                  203-750-1000
              (Registrant's telephone number, including area code)


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Item 4. Change in Registrant's Principal Certifying Accountants

(a)      Previous independent principal accountants

         (i) On March 29, 2001, David T. Thomson, P.C. declined to stand for re-election as the principal independent accountant of Cyberopticlabs, Inc. (the "Registrant").

         (ii) The report of David T. Thomson, P.C. for the Registrant's fiscal years ended December 31, 1998 and 1999 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle but contained an emphasis of matter disclosure due to a going concern uncertainty.

         (iii) The Registrant's Board of Directors participated in and approved the decision to change the principal independent accountants.

         (iv) For the fiscal years ended December 31, 1998 and 1999 and through March 29, 2001, there have been no disagreements with David T. Thomson, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements if not resolved to the satisfaction of David T. Thomson, P.C. would have caused them to make reference thereto in their report on the financial statements for such years.

         (v) The Registrant has requested that David T. Thomson, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is attached as Exhibit 16 hereto.

(b)      New principal independent accountants

         (i) The Registrant engaged Cipolla Sziklay Zak & Co., L.L.C. as its new principal independent accountants as of March 29, 2001. During the Registrant's two most recent fiscal years and through March 29, 2001, the Registrant has not consulted with Cipolla Sziklay Zak & Co., L.L.C. on (1) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements or (2) concerned the subject matter of a disagreement or reportable event with David T. Thomson, P.C. (as described in Regulation S-B Item 304 (a) (1)(iv)).


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

        16 Letter from David T. Thomson, P.C., former principal accountant.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned as duly authorized.

Dated: April 20, 2001

                                                    Cyberopticlabs, Inc.



                                                    By: /s/  Craig Gironda
                                                        ------------------------
                                                        Craig Gironda
                                                        President


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